Related Party Transactions	12 Months Ended
Dec. 31, 2018
Related Party Transactions [Abstract]
Related Party Transactions
Related Party Transactions
From time to time, we have transactions with other companies in which we hold an interest, all of which are individually and in the aggregate immaterial, as summarized in the table below.

	For the years ended December 31,
(in thousands)	2018	2017	2016
Net sales	$23,358	$3,852	$1,360

Net sales with related parties primarily reflects our ventures in China including our joint venture with Sichuan Maccura Biotechnology Co., Ltd with a focus on accelerating the growth of our GeneReader NGS System as well as the partnership to externalize the HPV test franchise for cervical cancer screening in China. Accounts receivable from related parties totaled $10.1 million and $3.8 million as of December 31, 2018 and 2017, respectively.

	As of December 31,
(in thousands)	2018	2017
Other long-term assets	$24,300	$17,713
Accrued and other current liabilities	$5,488	$9,028
Other long-term liabilities	$—	$3,075

Other long-term assets include long-term loan receivables from companies with which we have an investment or partnership interest.
During 2018, we purchased a convertible note for $15.0 million from a privately held company. The note is due in December 2021 and bears interest at 8%. In the event the company goes public, the note will convert into common shares in the company ranking pari-passu with existing common shares.
During 2018, we converted a note receivable from a non-publicly traded company, considered a related party, into an equity interest in that company. This note held a balance of $11.4 million including principal balance and accrued interest at conversion.
During 2017, we purchased a convertible note for $3.0 million from a publicly listed company considered a related party. The note is due in October 2020 and bears interest of 3.0%. As of December 31, 2018, the principal and accrued interest of this note totals $2.9 million and is included in other long-term assets, while the remaining $0.3 million is attributable to the embedded derivative, that is bifurcated and measured at fair value, associated to a convertible feature of this note.
As discussed in Note 10 "Investments", during 2016 we acquired a 19.0% interest in Hombrechtikon Systems Engineering AG (HSE) for a total obligation of $9.8 million payable over 3 years. During the year ended December 31, 2018, we had research and development expense incurred with HSE for a total of $12.2 million. As of December 31, 2018, the remaining obligation from the acquisition together with amounts payable from research and development services totaled $5.3 million, of which $3.5 million was included in accounts payable and $1.8 million was included in accrued and other current liabilities in the accompanying consolidated balance sheet. As of December 31, 2017, the total remaining obligation was $6.2 million, of which $3.1 million was included in accrued and other current liabilities and $3.1 million was included in other long-term liabilities in the accompanying consolidated balance sheet.